Exhibit 10.21(e)

CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 4 TO

EXCLUSIVE START-UP LICENSE AGREEMENT BETWEEN

SANA BIOTECHNOLOGY, INC. AND UNIVERSITY OF WASHINGTON

THIS AMENDMENT NO. 4 (“Amendment No. 4”), with an effective date of January 21, 2021 (“Amendment No. 4 Effective Date”), is entered into by and between Sana Biotechnology, Inc. (“Company”) and University of Washington (“University”).

WHEREAS, Cytocardia, Inc. (“Cytocardia”) (a subsidiary of and predecessor in interest under this Agreement to COMPANY) and UNIVERSITY entered into an Exclusive Start-Up License Agreement for [***], dated October 9, 2018 (the “Original Agreement”), and amended on November 6, 2019 (“Amendment No. 1”), July 16, 2020 (“Amendment No. 2”), and November 11, 2020 (“Assignment of License Agreement”); and

WHEREAS, Cytocardia assigned the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, to COMPANY via the Assignment of License Agreement (“Amendment No. 3”), dated November 11, 2020; and

WHEREAS, by this Amendment No. 4, the Parties wish to amend the Original Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, as set forth in Section 2 herein; and

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3 remain in full force and effect;

NOW, THEREFORE, COMPANY and UNIVERSITY hereby agree as follows:

1. Capitalized terms used in this Amendment No. 4 shall have the same meaning as those in the Original Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3 as the case may be, unless specifically defined otherwise in this Amendment No. 4. All article and section references shall refer to the corresponding Article and Section in the Original Agreement as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3. All references to the “Agreement” in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and this Amendment No. 4 shall mean the Original Agreement as amended hereby.

2. Amendments

2.1 Section 2.1; Patent License. Section 2.1 (Patent License) of the Original Agreement is hereby amended and restated in its entirety as follows:

“2.1 Patent License. University hereby grants to Company an exclusive (subject only to any rights of the government described in Section 2.6 “The United States Government’s Rights” and to rights of University and Cambridge, described in Section 3 “Rights of University, Limitations”) license under the Licensed Patents to make, have made on Company’s behalf, use, offer to sell, sell, offer to lease or lease, import, or otherwise offer to dispose of Licensed Products in the Territory in the Field of Use. Unless otherwise terminated under Section 9 (Termination), the term of this patent license will begin on the Effective Date and will continue until all Valid Claims expire or are held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the above grant of rights, and any other rights granted, obligations of University, or representations or warranties made by University, for Licensed Patents of UW reference number [***] are for University’s rights in such Licensed Patents only and not for any rights which may be owned by [***].”

2.2 Exhibit A, Section A1.1 (Licensed Patents). After the end of the table listing Licensed Patents, Group 1 in Exhibit A, Section A1.1 of the Original Agreement, the following is hereby inserted:

[***]

3. Miscellaneous.

3.1 Amendment Fee. Company will pay University a one-time fee of [***] ($[***]) in consideration for the additional rights granted to Company under this Third Amendment, payable within thirty (30) days of the Amendment No. 4 Effective Date.

3.2 Effect and Interpretation. This Amendment No. 3 shall be effective for all purposes as of the Amendment No. 4 Effective Date. To the extent that there are any inconsistencies between this Amendment No. 4 and the Original Agreement as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3, the terms of this Amendment No. 4 shall supersede those set forth in the Original Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3. Except as otherwise expressly modified by this Amendment No. 4, the Original Agreement as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3 shall remain in full force and effect in accordance with its terms. As of the Amendment No. 4 Effective Date, the term “Agreement” (as used herein and in the Original Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3) shall mean the Original Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3 as amended by this Amendment No. 4.

3.3 Counterparts. This Amendment No. 4 may be executed in one or more counterparts by original, facsimile or PDF signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, COMPANY and UNIVERSITY have caused this Amendment No. 4 to be executed by their respective duly authorized representatives as of the Amendment No. 4 Effective Date.

SANA BIOTECHNOLOGY, INC.		UNIVERSITY OF WASHINGTON

By:	/s/ Chris Pritchard	By:	/s/ Fiona Wills

Name:	Chris Pritchard	Name:	Fiona Wills

Title:	VP, Business Development	Title:	Associate Vice Provost

Date:	January 21, 2021	Date:	January 21, 2021

Amendment 4 to the Exclusive License between Sana Biotechnology, Inc. and University of Washington
UW CoMotion #37004A	Page 2 of 2